Exhibit 10.25

ZSPACE, INC.

CONVERSION AND LOAN TERMINATION AGREEMENT

This Conversion and Amendment Agreement (this “Agreement”) is entered into effective as of December 30, 2023 (the “Effective Date”), by and between zSpace, Inc., a Delaware corporation (the “Company”), and bSpace Investments Limited (“bSpace”).

RECITALS

A.            On December 4, 2020, the parties entered into that certain Amended and Restated Loan and Security Agreement (as amended to date, the “bSpace Loan Agreement”), which bSpace Loan Agreement, among other things, (i) has a principal amount outstanding of $31,500,000.00 as of the Effective Date (the “Principal Amount”), (ii) is subordinated to certain other Company indebtedness, (iii) is secured by Collateral (as defined therein), and (iv) provides for the payment of interest and certain fees and other amounts, including a Repayment Premium (as defined therein) of $47,250,000.00 when repaid in certain circumstances. All capitalized terms used herein that are not otherwise defined shall have the meanings ascribed to such terms in the bSpace Loan Agreement.

B.            Pursuant to that certain Closing Fee Letter Agreement entered into in connection with the bSpace Loan Agreement dated December 4, 2020, between Gulf Islamic Investments LLC (“GII”) and the Company (the “Fee Letter”), the Company will owe GII an advisory fee, the right to which GII has assigned or will assign to bSpace.

C.            Pursuant to the terms of that certain Amendment and Conversion Agreement, by and between the Company and bSpace, dated May 16, 2022 (“2022 bSpace Agreement”), $58,971,944 of the balance under the bSpace Loan Agreement (which amount represented the Repayment Premium plus the interest on the Principal Amount through March 15, 2023 at the interest rate applicable during the applicable period plus the applicable fees under the Fee Letter through March 15, 2023) was converted into 58,972 shares of the Company’s Non-Convertible Non-Voting Preferred Stock on August 12, 2022 (the “2022 Conversion”), which shares were reclassified and/or exchanged into 47,250 shares of the Company’s Non-Convertible Non-Voting Preferred Stock 1 (the “NCNV Preferred Stock 1”) and 11,722 shares of the Company’s Non-Convertible Non-Voting Preferred Stock 3 (the “NCNV Preferred Stock 3”) on or prior to the Effective Date. The 2022 bSpace Agreement also contemplated a Conversion and PIPE Investment (as both such terms were defined in the 2022 bSpace Agreement), but they did not occur in accordance with the terms of the 2022 bSpace Agreement.

D.            Prior to the Effective Date, bSpace sold 47,250 shares of its NCNV Preferred Stock 1 and 2,750 shares of its NCNV Preferred Stock 3.

E.            As of Effective Date, the total balance outstanding under the bSpace Loan Agreement and Fee Letter, after accounting for the 2022 Conversion, is $36,918,000 (the “Balance”), which amount includes the Principal Amount and interest and fees thereunder.

F.             It is the intent of the parties hereto that the Balance convert into fully paid and nonassessable shares of the NCNV Preferred Stock 3 pursuant to the terms and conditions set forth in this Agreement and to enter into this Agreement in furtherance thereof.

G.            The bSpace Loan Agreement provides that its terms may not be amended except in a writing signed by the Company and bSpace.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual promises and representations hereinafter set forth, the parties hereto agree as follows:

1.            Conversion of Balance. Notwithstanding the provisions of the bSpace Loan Agreement, and effective immediately on the Effective Date, the entire Balance is hereby automatically cancelled and converted into 36,918 shares of the NCNV Preferred Stock 3 (the “Conversion” and such shares, the “Conversion Shares”) and the Balance is hereby reduced to zero dollars ($0), in each case, without any further action on the part of the Company or bSpace. As soon as practicable following the Conversion, the Company will issue to bSpace an electronic stock certificate for the Conversion Shares issued in connection with the Conversion (with applicable legends as set forth below and as may be required under applicable securities laws and/or agreements between bSpace and the Company) and the Conversion Shares issued in connection with the Conversion will be validly issued, fully paid and nonassessable.

2.            Acknowledgments; Waiver; Consent. In connection with the Conversion contemplated hereby (and with acknowledgement to the completion of the 2022 Conversion), and effective immediately upon the Effective Date, (i) all of the Company’s Obligations (as defined in the bSpace Loan Agreement) and any other obligations and liabilities under the bSpace Loan Agreement or any Loan (as defined therein) hereby are discharged and released in full without any further action on the part of the Company or bSpace, (ii) bSpace is not entitled to any further consideration in respect of the bSpace Loan Agreement or any Loan thereunder, (iii) the bSpace Loan Agreement is hereby amended in any and all ways necessary to be consistent with this Agreement, (iv) the bSpace Loan Agreement and any Loan thereunder hereby is terminated, cancelled and extinguished and of no further force or effect (other than as contemplated by the bSpace Loan Agreement with respect to Section 9.2 thereof), (v) the security interest granted to bSpace under the bSpace Loan Agreement with respect to the Collateral (as defined therein) is terminated automatically without any further action on the part of the Company or bSpace, (vi) the Company is authorized to take any and all actions to evidence the termination of the security interest described in clause (v) hereof, (vii) bSpace will execute and deliver, or cause to be executed and delivered all such documents and/or instruments, and will take or cause to be taken such further or other action as is reasonably necessary or desirable in order to carry out the intent and purpose of clause (v) hereof, (viii) bSpace waives any rights to notice, consent, deliverables or other procedural requirements under the bSpace Loan Agreement whether related to the Conversion or otherwise, and (ix) it is confirmed and acknowledged by bSpace that the representations, warranties, covenants and acknowledgements made in this Agreement are made with the intention that they may be relied upon by the Company in determining bSpace’s eligibility to purchase the Conversion Shares under applicable securities laws.

3.             Representations of bSpace.

(a)   Securities Law Representations. bSpace represents, as of the Effective Date that:

(i)         Purchase for Own Account. The Conversion Shares are being acquired for investment for bSpace’s own account, not as a nominee or agent, and not with a view to the public resale or distribution thereof within the meaning of the U.S. Securities Act of 1933, as amended (the “Securities Act”), and bSpace has no present intent to sell, grant any participation in, or otherwise distribute the same.

(ii)        Investment Experience. bSpace understands that the purchase of the Conversion Shares involves substantial risk. bSpace (i) has experience as an investor in securities of private companies that are similar to the Company and acknowledges that bSpace is able to fend for itself, can bear the economic risk of bSpace’s investment in the Conversion Shares and has such knowledge and experience in financial or business matters that bSpace is capable of evaluating the merits and risks of this investment in the Conversion Shares and protecting its own interests in connection with this investment, and (ii) has a preexisting personal or business relationship with the Company and certain of its officers, directors or controlling persons of a nature and duration that enables bSpace to be aware of the character, business acumen and financial circumstances of such persons.

(iii)       Accredited Investor Status. bSpace is an “accredited investor” within the meaning of Regulation D promulgated under the Securities Act.

(iv)      Restricted Securities. bSpace understands that the Conversion Shares are characterized as “restricted securities” under the Securities Act, and Rule 144 promulgated thereunder inasmuch as they will be acquired from the Company in a transaction not involving a public offering, and that under the Securities Act and applicable regulations thereunder, the Conversion Shares may be resold without registration under the Securities Act only in certain limited circumstances. bSpace is familiar with Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act. bSpace understands that the Company is under no obligation to register any of the Conversion Shares. bSpace understands that no public market now exists for any of the Conversion Shares and that it is uncertain whether a public market will ever exist for the Conversion Shares.

(v)       No Solicitation. At no time was bSpace presented with or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer, sale and purchase of the Conversion Shares.

(vi)      Foreign Investors. bSpace has satisfied itself as to the full observance of the laws of its jurisdiction in connection with the offer, sale and purchase of the Conversion Shares and the transactions contemplated by this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Conversion Shares, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Conversion Shares. bSpace’s purchase of and continued beneficial ownership of the Conversion Shares will not violate any applicable securities or other laws of bSpace’s jurisdiction.

(vii)      Foreign Investment Regulations. bSpace represents that any consideration to be transferred for Conversion Shares pursuant to this Agreement does not derive from activity that is or was contrary to law or from a person or location that is or was the subject of a United States embargo or other economic sanction and that no consideration to be paid for the Conversion Shares in accordance with this Agreement will provide the basis for liability for any person under United States anti-money laundering laws or economic sanctions laws. bSpace further represents that neither bSpace nor any of its nominees or affiliates is on the specially designated OFAC list or similar European Union watch list.

(viii)     Legends. bSpace understands and agrees that the certificates evidencing the Conversion Shares will bear legends substantially similar to those set forth below in addition to any other legend that may be required by applicable law, by the Company’s Amended and Restated Certificate of Incorporation or the Company’s bylaws, or by any agreement between the Company and bSpace:

THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH TRANSFER MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

The legend set forth above shall be removed by the Company from any certificate evidencing the Conversion Shares upon delivery to the Company of an opinion of counsel, reasonably satisfactory to the Company, that a registration statement under the Securities Act is at that time in effect with respect to the Conversion Shares or that such security can be freely transferred in a public sale (other than pursuant to Rule 144 or Rule 145 under the Securities Act) without such a registration statement being in effect and that such transfer will not jeopardize the exemption or exemptions from registration pursuant to which the Company issued the Conversion Shares. The Company may impose stop-transfer instructions on the Conversion Shares in accordance with the foregoing restrictions.

(b)   Authority; Binding Effect. By signing below, both parties agree and acknowledge that such party (i) has all requisite power, right and authority to enter into this Agreement and to consummate each of the transactions contemplated hereby, (ii) has duly taken, or will take at the applicable time, all corporate or other entity actions necessary to authorize the transactions contemplated by this Agreement, and (iii) the persons executing and delivering this Agreement on behalf of each party are duly authorized to do so. Other than as expressly contemplated hereby, neither bSpace nor the Company has assigned any of its rights or obligations under the bSpace Loan Agreement, including with respect to payment of the Balance.

4.            Taxes.

(a)   Withholding. As contemplated by Section 11.5 of the bSpace Loan Agreement, bSpace acknowledges that the Conversion, or a portion thereof, constitutes a payment of interest for U.S. federal income tax purposes that is potentially subject to withholding Tax (as defined in the bSpace Loan Agreement) and, as such, bSpace has delivered to the Company, on or prior to the Effective Date, IRS Form W-8 and a U.S. Tax Compliance Certificate in substantially the form that was attached to the bSpace Loan Agreement as Schedule J. As such, the Company shall not withhold any Tax in connection with the Conversion.

(b)   The parties intend that the Conversion Shares be treated as stock described in Section 1563(c)(1)(A) of the Internal Revenue Code of 1986, as amended (the “Code”), and each party shall file all Tax returns and reports consistent with, and take no position inconsistent with, such treatment (whether in audits, Tax returns or otherwise) unless there is a change in applicable law or unless required to do so pursuant to a “determination” within the meaning of Section 1313(a) of the Code.

(c)   Other Consequences. bSpace has reviewed with its own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. bSpace has relied solely on such advisors and not on any statements or representations of the Company, the Company’s counsel, or any of the Company’s agents. bSpace understands that it (and not the Company) will be responsible for its own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

5.            Condition to Performance of Obligations. Unless waived by the applicable party to which such condition is owed, the obligations of the parties under this Agreement are subject to (i) each of the representations and warranties made by each party hereto in Section 3 being true and complete on the Effective Date, (ii) execution and delivery by bSpace of any consents and agreement(s) reasonably requested in order to effect the Conversion, and (iii) delivery by bSpace and the Company, as applicable, of the forms referenced in Section 4 hereof. Promptly following the Conversion, bSpace shall authorize, execute and deliver, or cause to be executed and delivered, in each case at the sole expense of the Company, releases, termination statements, certificates, instruments, notices, filings, registrations or other documents, as the Company or its designees may from time to time reasonably request, to effectuate, or reflect on public record, the termination of the bSpace Loan Agreement and the release and discharge of all such liens, security interests and other rights in favor of the bSpace in connection therewith.

6.            General Provisions.

(a)   Successors and Assigns; Assignment. Except as otherwise provided in this Agreement, this Agreement, and the rights and obligations of the parties hereunder, will be binding upon and inure to the benefit of their respective successors, assigns, heirs, executors, administrators and legal representatives. This Agreement is not assignable by bSpace without the prior written consent of the Company.

(b)   Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to that body of laws pertaining to conflict of laws.

(c)   Further Assurances. bSpace and the Company will execute and deliver, or cause to be executed and delivered all such documents and/or instruments, and will take or cause to be taken such further or other action as is reasonably necessary or desirable in order to carry out the intent and purpose of this Agreement.

(d)   Enforceability. In case any provision of this Agreement is declared invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired thereby.

(e)   Titles and Headings. The titles, captions and headings of this Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Agreement. Unless otherwise specifically stated, all references herein to “sections” will mean “sections” in this Agreement

(f)    Entire Agreement. This Agreement, and the documents referred to herein, constitute the entire agreement and understanding of the parties with respect to the subject matter of this Agreement, and supersede all prior understandings and agreements, whether oral or written, between or among the parties hereto with respect to the specific subject matter hereof. In the event of a conflict between this Agreement and the bSpace Loan Agreement or between this Agreement and the 2022 bSpace Agreement, this Agreement shall govern.

(g)   Amendment and Waivers. This Agreement may be amended only by a written agreement executed by each of the Company and bSpace. No amendment or waiver of, or modification of any obligation under this Agreement will be enforceable unless set forth in a writing signed by the party against which enforcement is sought. Any amendment effected in accordance with this Subsection will be binding upon all parties hereto and each of their respective successors and assigns. No delay or failure to require performance of any provision of this Agreement will constitute a waiver of that provision as to that or any other instance. No waiver granted under this Agreement as to any one provision herein will constitute a subsequent waiver of such provision or of any other provision herein, nor will it constitute the waiver of any performance other than the actual performance specifically waived.

(h)   Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered will be deemed an original, and all of which together will constitute one and the same agreement.

(i)    Electronic Signatures. Signature pages may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any signature page so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

(j)    RELEASE OF CLAIMS. FOR AND IN CONSIDERATION OF BSPACE’S AGREEMENTS CONTAINED HEREIN, THE COMPANY, TOGETHER WITH ITS, SUCCESSORS AND ASSIGNS (INDIVIDUALLY AND COLLECTIVELY, “RELEASORS”) HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER WAIVES AND DISCHARGES BSPACE AND EACH OF ITS RESPECTIVE PARENTS, DIVISIONS, SUBSIDIARIES, AFFILIATES, MEMBERS, MANAGERS, PARTICIPANTS, PREDECESSORS, SUCCESSORS, AND ASSIGNS, AND EACH OF THEIR RESPECTIVE CURRENT AND FORMER DIRECTORS, OFFICERS, SHAREHOLDERS, MEMBERS, MANAGERS, PARTNERS, AGENTS, AND EMPLOYEES, AND EACH OF THEIR RESPECTIVE PREDECESSORS, SUCCESSORS, HEIRS, AND ASSIGNS (INDIVIDUALLY AND COLLECTIVELY, THE “RELEASED PARTIES”) FROM ALL POSSIBLE CLAIMS, COUNTERCLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES AND LIABILITIES WHATSOEVER, WHETHER KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT OR CONDITIONAL, OR AT LAW OR IN EQUITY, IN ANY CASE ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE EFFECTIVE DATE THAT ANY OF THE RELEASORS MAY NOW HAVE AGAINST THE RELEASED PARTIES, IF ANY, IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, INCLUDING WITHOUT LIMITATION ARISING DIRECTLY OR INDIRECTLY FROM THE BSPACE LOAN AGREEMENT, ANY PRIOR OR EXISTING LOANS BETWEEN RELEASORS ANY RELEASED PARTIES, ANY OF THE LOAN DOCUMENTS (AS DEFINED IN THE BSPACE LOAN AGREEMENT), THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER ANY OF THE LOAN DOCUMENTS, AND/OR NEGOTIATION FOR AND EXECUTION OF THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE. EACH OF THE RELEASORS WAIVES THE BENEFITS OF ANY LAW INCLUDING SECTION 1542 OF THE CALIFORNIA CIVIL CODE, WHICH MAY PROVIDE IN SUBSTANCE: “A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN ITS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY IT MUST HAVE MATERIALLY AFFECTED ITS SETTLEMENT WITH THE DEBTOR.”

(k)  Surviving Indemnification. Notwithstanding anything to the contrary herein, the indemnification provisions of section 9.2 of the bSpace Loan Agreement shall apply to this Agreement as if it were a Loan Document (as defined in the bSpace Loan Agreement) and shall survive termination of the bSpace Loan Agreement and this Agreement.

[Signature Page Follows]

In Witness Whereof, the undersigned have executed this Conversion and Loan Termination Agreement as of the Effective Date.

COMPANY:

zSpace, Inc.

By:	/s/ Paul Kellenberger
Name: Paul Kellenberger
Title: Chief Executive Officer

BSPACE:

bSpace Investments Limited

By:	/s/ Mohammed Al Hassan
Name: Mohammed Al Hassan
Title: Authorized Signatory

SIGNATURE PAGE TO ZSPACE, INC. CONVERSION AND LOAN TERMINATION AGREEMENT